Investor Presentation (Based upon First Quarter 2010 Results) May 4, 2010 Exhibit 99.2

• Future operating results
• Global economic conditions
• Subscriber growth, retention and usage levels
• Fax and voice service growth
• International growth
• New products, services, features and technologies
• Corporate spending
• Intellectual property
• Liquidity
• Network capacity, coverage and security
• Regulatory developments
• Taxes
Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, particularly those contained in the “2010 Guidance” slides. These forward-
looking statements are based on management’s current expectations or beliefs as of May 4, 2010 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation.
Such forward-looking statements address the following subjects, among others:
Safe Harbor for Forward-Looking Statements
All information in this presentation speaks as of May 4, 2010 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors
• Inability to sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy and the related impact on customer acquisition and retention rates, customer usage levels and credit and debit card payment declines
• Inability to maintain and expand our customer base and maintain or increase the average revenue per subscriber
• Inability to continue to expand our business and operations internationally
• New or unanticipated costs or income, sales or other tax liabilities or inability to accurately estimate our effective tax rate
• Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms
• Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
• Competition from other similar providers with regard to price, service and functionality
• Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
• Enactment of burdensome telecommunications, Internet, or other regulations
• Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
• Inability to successfully manage our growth, including integration of newly acquired businesses
• Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
• Inadequate intellectual property protection or violations of third party intellectual property rights
• Loss of services of executive officers and other key employees
• Other factors set forth in our Annual Report on Form 10-K filed by us on February 23, 2010 with the Securities and Exchange
Commission (“SEC”) and the other reports we file from time-to-time with the SEC
The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

Q1 ’10 GAAP & Non-GAAP Results
(1)
Non-GAAP excludes share-based compensation and certain acquisition costs, net of tax. See slide 14 for a reconciliation to GAAP.
(2)
Non-GAAP excludes share-based compensation and certain acquisition costs, net of tax.  Q1’s GAAP tax rate is 28.5% and non-GAAP is 28.7%.
See slide 14 for a reconciliation to GAAP.
(3)
See slide 13 for computation of free cash flow.
$ Margin
Q1 2010 GAAP
Revenues $60.3M $60.3M
Gross Profit/Margin
(1)
$50.0M 83.0% $50.3M 83.5%
Operating Profit/Margin
(1)
$24.5M 40.6% $27.5M 45.7%
EPS
(2)
$0.39/Share $0.44/Share
Free Cash Flow
(3)
$34.2M
Cash and Investments $264.4M
$ Margin
Q1 2010 Non-GAAP

5 2010 Q1 Highlights

2010 Q1 Highlights
Operations
Q1 net adds are 39,000+ with 11,000 from organic growth - gross sign ups are the highest since Q1 2009
Retention is improving
–
Q1 cancel rate of 2.8% is our lowest rate in the last 2 years
(Q4 2007 was 2.7%)
Successful marketing efforts to drive annual commitments results in lower churn rates and ARPUs.  The deferred revenue increased by $1.2M to $12.6M.
Corporate Sales
- added 26 new contract customers in Q1; 7 are large deals
- closed 2 additional large contracts in April
Added 2 countries: Brazil and Peru to our global footprint (48 countries total).  Added approx 130 cities (~3,700 cities total) in Q1

2010 Q1 Highlights
Marketing Investment and Initiatives
April net adds ~ 6K DIDs, largest monthly organic growth since November 2008
Investing in display advertising for both fax and voice to strengthen brand positioning, boost straight to site sign ups and enhance market share
Re-investment in Free Base
-
Renewed investment in eFax Free®
- designed to increase Free-to-Paid sign ups,
up-sells, cross-sells, straight to site traffic and advertising revenue
-
eVoice®
free trial program (started mid-January) - initial results encouraging;
actual conversion rates in late Q2/early Q3
Invest in Japan and Asia Pacific market to increase our international presence
- Established Tokyo office
- Formal launch during Q2
- Start with Tokyo and Osaka - DIDs contracted in 15 major cities in Japan
- Websites in Japanese are in final testing, marketing campaigns almost ready
- Hong Kong office expanding as our Asia Pacific hub to support existing business in
Hong Kong, Australia, New-Zealand, Singapore, Malaysia and Taiwan

2010 Q1 Highlights
2010 M&A Review
Trustfax
- US fax business acquired in late January
- Customer base is mostly SOHO and SMB, integration to be completed in May
mBox
- Australian fax business acquired at the end of March, integration underway
- Customers are primarily in the Asia-Pacific region: Australia, Singapore and
New Zealand
Reality Telecom
- British voice services business acquired in January with service in UK for primarily SMB accounts, integration targeted for late May
Fusemail
- Deal closed today
- Primarily email hosting and email marketing business
- Customer focus is SOHO and SMB, similar base to eFax
®
customers;
predominately in the US –
95%
M&A pipeline –
large number of candidates in multiple countries; but predominantly international opportunities

9 2010 GUIDANCE

10 2010 Guidance 2010 EPS is based on Non-GAAP which excludes SFAS 123(R) non-cash compensation expense, net of tax benefit. 2010 Plan Revenues 3% - 7% increase vs. 2009 Non-GAAP EPS similar to 2009

11 Supplemental Information

Metrics
2010
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Fixed Subscriber Revenues $46,593 $47,481 $48,125 $48,799 $49,726 $49,782 $49,612 $48,869
Variable Subscriber Revenues 12,943 12,985 11,503 10,842 11,322 11,264 10,576 10,678
   Subscriber Revenues $59,536 $60,466 $59,628 $59,640 $61,049 $61,046 $60,188 $59,547
Other Revenues 1,140 1,086 1,014 751 1,415 756 727 733
      Total Revenues $60,676 $61,552 $60,642 $60,391 $62,464 $61,801 $60,915 $60,280
DID - Based Revenues $57,551 $58,440 $57,698 $57,449 $58,904 $58,969 $58,122 $57,435
Non-DID Revenues 3,125 3,112 2,944 2,942 3,560 2,832 2,793 2,845
Total Revenues $60,676 $61,552 $60,642 $60,391 $62,464 $61,801 $60,915 $60,280
Subscriber Revenues/Total Revenues 98.1% 98.2% 98.3% 98.8% 97.7% 98.8% 98.8% 98.8%
DID - Based/Total Revenues 94.8% 94.9% 95.1% 95.1% 94.3% 95.4% 95.4% 95.3%
% Fixed Subscriber Revenues
78.3% 78.5% 80.7% 81.8% 81.5% 81.5% 82.4% 82.1%
% Variable Subscriber Revenues
21.7% 21.5% 19.3% 18.2% 18.5% 18.5% 17.6% 17.9%
Paid DIDs
(1)
1,162,872 1,198,950 1,236,079 1,273,876 1,274,145 1,274,240 1,275,486 1,314,857
Average Monthly Revenue/DID $16.29 $15.87 $15.29 $14.85 $14.96 $15.03 $14.85 $14.40
Cancel Rate
(2)
2.9% 3.0% 3.1% 3.5% 3.3% 3.1% 3.0% 2.8%
Free DIDs (MM) 10.2 10.4 10.4 10.1 10.1 10.0 9.9 10.3
Average Monthly Revenue/DID $0.07 $0.07 $0.06 $0.05 $0.06 $0.05 $0.04 $0.05
Cities Covered
3,126               3,137               3,135               3,207               3,327               3,500               3,539               3,665
Countries Covered
45 46 46 46 46 46 46 48
Cash & Investment (millions) $149.9 $151.8 $161.9 $179.3 $194.8 $222.5 $243.7 $264.4
Free Cash Flow
(3)
(millions) $23.2 $15.0 $24.4 $30.4 $22.9 $26.1 $22.2 $34.2
2008 2009
(1)
Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
(2)
Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
(3)
Free cash flow is net cash provided by operating activities, plus excess tax benefits/(deficiency) from share based compensation, less purchases of property and equipment.  See slide 13 for computation of free cash flow.

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation.  Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.
Computation of Free Cash Flow
($ in millions)
Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10
Net cash provided by operating activities $23.840 $15.676 $23.789 $31.152 $20.362 $26.469 $23.850 $34.688
Purch. of property & equipment ($0.796) ($0.937) ($0.305) ($0.721) ($0.217) ($0.767) ($1.546) ($0.086)
Excess tax benefit/(deficiency) from share
based compensation $0.204 $0.212 $0.910 $0.005 $2.718 $0.403 ($0.063) ($0.406)
Free Cash Flow
(1)
$23.248 $14.951 $24.394 $30.436 $22.863 $26.105 $22.241 $34.196

Non-GAAP Results & Reconciliation to GAAP
(1)
Share based compensation is as follows: for Q1, Cost of revenues is $329K, Sales and Marketing is $491K, R&D is $220K, and G&A is $1,901K.
(2)
Nonrecurring acquisition costs of $130K.
(3)
Income tax expense adjusted for the net impact of items above is $944K.
j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED MARCH 31, 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Reported Non-GAAP
Revenues
Subscriber 59,547 $            - $              59,547 $
Other 733                    -                  733
Total revenue 60,280               -                  60,280
Cost of revenues
(1)
10,266               (329)
(1)
9,937
Gross profit 50,014               329                50,343
Operating expenses:
Sales and marketing
(1)
11,152               (491)
(1)
10,661
Research, development and engineering
(1)
2,909                (220)
(1)
2,689
General and administrative
(1) (2)
11,494               (2,031)
(1) (2)
9,463
Total operating expenses 25,555               (2,742)            22,813
Operating earnings 24,459               3,071             27,530
Interest and other income, net 192                    -                  192
Earnings before income taxes 24,651               3,071             27,722
Income tax expense
(3)
7,015                944
(3)
7,959
Net earnings 17,636 $            2,127 $           19,763 $
Diluted net earnings per share 0.39 $                0.44 $
Diluted weighted average shares outstanding 45,421,180        45,421,180
Non-GAAP Entries
THREE MONTHS ENDED MARCH 31, 2010

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